Exhibit 10.33
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                               ROBERT A. LEVINSON
                           1065 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10018

January 13, 2005


TO:      BOARD OF DIRECTORS OF LEVCOR INTERNATIONAL

         This letter will serve to reaffirm my commitment to personally support the cash needs of Levcor International through January 2, 2006 and not to demand any repayment of principles or interest currently owed to me until January 2, 2007.

         This commitment is a reaffirmation of my commitment to our independent auditors, as reflected in their year-end rep letter and disclosed in the K and the Q.

         I am prepare to fund up to a maximum of $3 million to meet the cash needs of Levcor International, if necessary.


                                       Sincerely yours,


                                       /s/ ROBERT A. LEVINSON
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                                       Robert A. Levinson